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                    AMERICAN CENTURION LIFE ASSURANCE COMPANY

                                POWER OF ATTORNEY

                Gumer C. Alvero          Gregory C. Johnson
                Timothy V. Bechtold      Jean B. Keffeler
                Maureen A. Buckley       Thomas R. McBurney
                Rodney P. Burwell        Jeryl A. Millner
                Robert R. Grew           Thomas V. Nicolosi
                Martin T. Griffin        Michael R. Woodward
                Ronald L. Guzior

Do hereby jointly and severally authorize Eric L. Marhoun, Chris R. Long, Mary Ellyn Minenko, Paul R. Johnston, Scott R. Plummer, Christopher O. Petersen or Heather M. Somers to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the American Centurion Life Assurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.


IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 21th day of October, 2005.


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
/s/    Gumer C. Alvero                                   /s/        Gregory C. Johnson
   --------------------------------------------------       --------------------------------------------------
       Gumer C. Alvero                                              Gregory C. Johnson

/s/    Timothy V. Bechtold                               /s/        Jean B. Keffeler
   --------------------------------------------------       --------------------------------------------------
       Timothy V. Bechtold                                          Jean B. Keffeler

/s/    Maureen A. Buckley                                /s/        Thomas R. McBurney
   --------------------------------------------------       --------------------------------------------------
       Maureen A. Buckley                                           Thomas R. McBurney

/s/    Rodney P. Burwell                                 /s/        Jeryl A. Millner
   --------------------------------------------------       --------------------------------------------------
       Rodney P. Burwell                                            Jeryl A. Millner

/s/    Robert R. Grew                                    /s/        Thomas V. Nicolosi
   --------------------------------------------------       --------------------------------------------------
       Robert R. Grew                                               Thomas V. Nicolosi

/s/    Martin T. Griffin                                 /s/        Michael R. Woodward
   --------------------------------------------------       --------------------------------------------------
       Martin T. Griffin                                            Michael R. Woodward

/s/    Ronald L. Guzior
   --------------------------------------------------
       Ronald L. Guzior
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